STOCK PLEDGE AGREEMENT


      THIS STOCK PLEDGE AGREEMENT, dated as of May 22, 1996 (herein, as amended or modified and in effect from time to time, called this "Agreement"), is entered into and between American Industrial Properties REIT, whose address is 6220 North Beltline, Suite 205, Irving, Texas 75063-2656 (referred to herein as "Pledgor"), and The Manufacturers Life Insurance Company ("MLI"), whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5 and The Manufacturers Life Insurance Company (U.S.A.) ("MLI USA"), whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5 (MLI and MLI USA are collectively referred to herein as "Pledgee").

                           ARTICLE I

                          Definitions


      The  following terms, as used in this Agreement, shall have
the   meanings  indicated  below  unless  the  context  otherwise requires:

      1.01 "Collateral Documents" shall have the defined meaning set forth in the Settlement Agreement.

      1.02 "Event of Default" shall mean any Event of Default (as defined in Article XXI of the Settlement Agreement).

      1.03 "Obligations" shall mean the following: (a) all indebtedness of Pledgor now or hereafter evidenced by the Subject Notes, (b) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of the Subject Notes, (c) all obligations and indebtedness of each Obligor to Pledgee which are evidenced by or created or incurred under the Settlement Agreement, (d) all present and future debts and obligations of any Obligor to Pledgee under or pursuant to the Collateral Documents, and (e) all reasonable and actual costs incurred by Pledgee to enforce this Agreement, the Settlement Agreement and the Collateral Documents and collect the Obligations including but not limited to reasonable and actual attorneys' fees, legal expenses and expenses of sale.

      1.04  "Obligor"  shall mean Pledgor,  Patapsco  #1  Limited
Partnership, and Patapsco #2 Limited Partnership, collectively.

      1.05 "Option Agreement" shall mean an agreement by that title in the form of Exhibit 24 to the Settlement Agreement.

      1.06  "Option  Two Price" shall mean the sum of  Thirty-Six
Million    Eight    Hundred   Thousand   and    00/100    Dollars
($36,800,000.00) allocated $16,613,295.49 to Promissory Note  B-1 and $20,186,704.51 to Promissory Note B-2.

      1.07 "Release Price" shall mean (i) as to the shares of stock of AIP Tamarac, Inc. the sum of $10,000,000, and (ii) as to the shares of stock of AIP Northview, Inc. in the sum of $400,000.

      1.08 "Settlement Agreement" shall mean the Settlement Agreement by and Between American Industrial Properties REIT, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated as of May 22, 1996.

      1.09 "Subject Notes" shall mean (i) that certain promissory note dated November 27, 1992 in the face amount of Twenty-Three Million Two Hundred Sixty-One Thousand Three Hundred Seventeen and 66/100 Dollars ($23,261,317.66), bearing interest at the rate or rates therein stated, executed by Trammell Crow Real Estate Investors (now known as Pledgor), and (ii) that certain promissory note dated November 27, 1992 in the face amount of Nineteen Million One Hundred Forty-Three Thousand Six Hundred Forty-Six and 92/100 Dollars ($19,143,646.92), bearing interest at the rate or rates therein stated, executed by Trammell Crow Real Estate Investors (now known as Pledgor).


                           ARTICLE II

                  Stock Pledge; Voting Rights

      2.01 Pledge. As security for the prompt and complete payment when due of all the Obligations, Pledgor hereby pledges, assigns and transfers to the Pledgee, hereby delivers to Pledgee and hereby grants to Pledgee a security interest in, all of the following, whether presently existing or hereafter arising or acquired:

           (a) all of the shares of stock and other securities described in Exhibit A, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities and all other proceeds of such shares or other securities;

           (b) all additional shares of stock of AIP Tamarac, Inc. and AIP Northview, Inc. at any time and from time to time acquired by Pledgor in any manner, all of the certificates representing such additional shares, and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and all other proceeds of such shares; and

           (c) all other property hereafter delivered to Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash equivalents, securities, instruments, chattel paper, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof and all other proceeds of such property.

all of the foregoing being herein collectively called the "Pledged Stock." Pledgor hereby delivers to Pledgee the stock certificates representing the Pledged Stock identified in Exhibit A, together with appropriate undated stock powers duly executed in blank for such Pledged Stock.

      2.02 Stock Dividends. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive or shall possess any stock certificate or other instrument or writing representing any Pledged Stock (including, without limitation, any certificate issued in connection with or representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any instrument, certificate or other writing representing or constituting an option or other right to acquire securities or other interests or documents, whether as an addition to, in substitution of, or in exchange for any Pledged Stock, or otherwise, the Pledgor agrees to accept the same as the Pledgee's agent and to hold the same in trust on behalf of and for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock or bond powers duly executed in blank, to be held by the Pledgee, subject to the terms of this Agreement, as additional Pledged Stock.

      2.03 Cash Dividends & Distributions. All payments received by the Pledgor under or in respect of any of the Pledged Stock arising directly or indirectly out of the sale, finance or refinance of the Pledged Stock shall be held by the Pledgor in trust for the Pledgee, shall be segregated from other funds of the Pledgor and shall, forthwith upon receipt by the Pledgor, be turned over to the Pledgee, in the same form as received by the Pledgor (duly endorsed to the Pledgee, if required) to be applied by the Pledgee to (i) the principal balance of the Subject Notes on a pro rata basis, and (ii) to the extent provided by the Option Agreement, to the Option Two Price on a pro rata basis. Nothing in this Agreement is intended to or shall be construed to modify in any respect the terms and conditions set forth in the Option Agreement. The Pledgee shall have the sole and exclusive right and authority to receive and apply all such dividends, payments and distributions in accordance with the Settlement Agreement.

      2.04 Voting Rights. At any time after the occurrence of an Event of Default, the Pledgee, at its option, may have any part or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the issuer, transfer agent or registrar of the Pledged Stock to effect such registration. Prior to the occurrence of an Event of Default, the Pledgor shall retain all voting rights with respect to the Pledged Stock, and, for that purpose, the Pledgee shall upon written request execute and deliver to the Pledgor all necessary proxies (which proxies shall in any event expire automatically upon the occurrence of an Event of Default). Upon (i) the occurrence of an Event of Default, and (ii) after delivery of written notice to Pledgor, the Pledgee or its nominee shall have the right to exercise all voting rights as to all shares and with respect to all of the Pledged Stock, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but (i) the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and (ii) Pledgee may by written notice to Pledgor relinquish, either partially or completely in accordance with any terms or conditions Pledgee may set forth in such notice, any or all voting rights Pledgee may acquire pursuant to this Article 2.04.

      The Pledgor shall, upon the written request of the Pledgee, after the occurrence of an Event of Default, execute and deliver to Pledgee irrevocable proxies with respect to the Pledged Stock in a form satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee to vote all shares of Pledged Stock then registered in the Pledgor's name at any and all such times as Pledgee has the right to vote such shares pursuant to the terms of this Agreement.

      2.05 Possession of Pledged Securities. The Pledgee shall hold in its possession all Pledged Stock, pledged, assigned or transferred hereunder, except as from time to time the Pledged Stock may be required for recordation or for the purpose of enforcing or realizing upon any right or value thereby represented. Pledgee may, from time to time, in its sole discretion, appoint one or more agents or trustees to hold physical custody, for the account of the Pledgee, of any or all Pledged Stock, subject to the provisions of the Settlement Agreement and this Agreement.


                          ARTICLE III

                   Waivers; Standard of Care

     3.01 Waiver of Certain Rights. The Pledgor to the extent it may lawfully do so, expressly waives and releases any, every and all rights to demand or to have all or any portion of the Pledged Stock marshalled upon any sale, or sold in inverse order of alienation, in any case whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement, and consents and agrees that all the Pledged Stock may at any such sale be offered and sold as an entirety.

     Except as provided in Section 2.04 hereof and the Settlement Agreement, the Pledgor hereby waives, to the extent it may lawfully do so, presentment, demand and protest in connection with this Agreement and any action taken by the Pledgee with respect to the Pledged Stock.

      3.02 Limitation on Duties in Respect of Pledged Stock; Standard of Care. Beyond the duty of applying and accounting to the Pledgor for money and other property received by it under this Agreement, the Pledgee shall not have any duty to the Pledgor as to any Pledged Stock in its possession or control or in the possession or control of any agent or nominee of them or to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgor shall not be entitled to any right or remedy against the Pledgee on account of (i) any failure by the Pledgee to have exercised reasonable care in the custody and preservation of the Pledged Stock if the Pledgee shall have taken such action for that purpose as the Pledgor shall have requested in writing, or
(ii) any failure by the Pledgee to do any act with respect to the preservation of the Pledged Stock not so requested by the Pledgor unless such failure constitutes gross negligence or willful misconduct. The failure of the Pledgee to comply with any request described in this Section 3.02 shall not of itself be deemed a failure to exercise reasonable care.

      The Pledgee shall not be liable for any failure to enforce the collection of, or realize on, any Pledged Stock or any proceeds of Pledged Stock (and no such failure shall be deemed to be a waiver of any right of the Pledgee hereunder) and the Pledgee shall have no other responsibility in connection with such collection or realization, except the responsibility to account to the Pledgor for funds actually received.

      3.03. Certain Actions Permitted to be Taken by the Pledgee. The Pledgee may, from time to time, without notice to the Pledgor and without incurring responsibility to, or discharging or otherwise affecting any liability of the Pledgor or altering or diminishing the force and effect of Pledgee's rights hereunder, (i) retain or obtain a security interest in any property, in addition to the Pledged Stock, to secure payment of any of the Obligations, (ii) retain or obtain the primary or secondary liability of any person, with respect to any of the Obligations, (iii) resort to the Pledged Stock for payment of any of the Obligations whether or not the Pledgee shall have resorted to any other property securing payment of the Obligations or shall have proceeded against any Obligor liable on any of the Obligations, and (iv) extend, rearrange, renew, increase or otherwise change in any way other security for any part of the Obligations.

                           ARTICLE IV

                      Remedies on Default

      4.01 Remedies. Upon the occurrence of an Event of Default, the Pledgee shall exercise all rights and remedies of secured parties under this Agreement, the Uniform Commercial Code and any other applicable law as in effect in any relevant jurisdiction. Without limiting the foregoing, the Pledgor expressly agrees that in any such event the Pledgee may, without demand, presentment or protest of any kind (except the notice specified below in this
Section 4.01 of time and place of public or private sale or disposition) to or upon Pledgor or any other Person (all and each of which demands, presentments and/or protests are hereby expressly waived), (i) forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or
(ii) forthwith, in a commercially reasonable manner, sell, assign, give an option or options to purchase, or otherwise dispose of and deliver said Pledged Stock (or contract to do so), or any part thereof, in one or more parcels at one or more public or private sales or other dispositions, at any exchange, any broker's board, any of the Pledgee's offices, the office of its counsel, Ware, Snow, Fogel, Jackson & Greene, P.C. or any premises of the Pledgor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or other consideration or on credit or for future delivery without assumption of any credit risk (provided that such credit risk is secured by the property to be disposed
of), free of any claim or right of whatsoever kind (including any right or equity of redemption) of the Pledgor which claim, right and equity are hereby expressly waived and releases. Pledgee, to the extent permitted by applicable law, upon any such sale or disposition, public or private, shall have the right to purchase the whole or any part of said Pledged Stock so sold or conveyed.

      The Pledgee will give the Pledgor reasonable written notice of the time and place of any public sale or other disposition or of the time after which any private sale or other disposition of such Pledged Stock is to be made. Pledgor agrees that ten (10) days written notice to it from the Pledgee of the time and place of any public sale or other disposition or of the time after which a private sale or other disposition may take place shall be commercially reasonable notification of such matters. With respect to any sale or disposition of any Pledged Stock, no such written notification need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing any right to notification of sale or other disposition.

       4.02  Application  of  Proceeds.   The  proceeds  of   any
disposition or other action by the Pledgee shall be applied as follows:

           (a) First, to the reasonable and actual costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable and actual attorneys' fees and legal expenses;

          (b)  Second, to the satisfaction of the Obligations;

           (c)   Third,  to  the  payment of  any  other  amounts
required   by  applicable  law  (including,  without  limitation,
Section 9-504(a) of the Uniform Commercial Code); and

           (c) Fourth, to the Pledgor to the extent of any surplus proceeds.

      4.03 Acknowledgments & Disclaimers regarding Private Sale. Pledgor acknowledges and agrees that the Pledgee may comply with limitations or restrictions in connection with any sale or other disposition of Pledged Stock in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or other disposition or of the purchase by any governmental regulatory authority or official and, without limiting the generality of the foregoing, the Pledgor acknowledges and agrees that the Pledgee may be unable to effect a public sale or other disposition of any or all of the Pledged Stock by reason of certain prohibitions contained in the federal securities laws and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers or transferees who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale or other disposition may result in prices and other terms less favorable to the seller than if such sale were a public sale or other disposition. Notwithstanding any such circumstances, the Pledgor acknowledges and agrees that such compliance shall not result in any such private sale or other disposition for such reason alone being deemed to have been made in a commercially unreasonable manner. The Pledgee shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that any Pledged Stock is sold or transferred in compliance with any such limitation or restriction. The Pledgee shall not be under any obligation to delay a sale or other disposition of any of the Pledged Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale or other disposition under the federal securities laws, or under applicable state securities laws, even if the issuer would agree to do so.

      4.04 Additional Duties of Pledgor. If Pledgee elects to exercise its right to sell or transfer all or any Pledged Stock, after the occurrence of an Event of Default, upon written request, the Pledgor shall from time to time furnish to the Pledgee all such information as the Pledgee may reasonably request in order to determine which Pledged Stock may be sold or transferred as exempt transactions under the federal securities laws.

      4.05 Remedies Not Exclusive. No remedy conferred upon or reserved to the Pledgee herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute.

      4.06 Non Waiver. No delay or omission of the Pledgee to exercise any right, remedy or power under this Agreement, the Settlement Agreement, Collateral Documents and Subject Notes shall impair any such right, remedy or power or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every right, power and remedy given by this Agreement, the Settlement Agreement, Collateral Documents and Subject Notes to the Pledgee may be exercised from time to time and as often as may reasonably be deemed expedient by the Pledgee.

      4.07 Discontinued Enforcement Proceeding. In case Pledgee has proceeded to enforce any right, remedy or power under this Agreement, the Settlement Agreement or any of the Collateral Documents, and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Pledgee, then and in every such case the Pledgee shall, subject to any determination in such proceeding and the doctrines of collateral estoppel and res judicata, severally and respectively be restored to their former positions and rights hereunder and under such Settlement Agreement and Subject Notes with respect to the Pledged Stock and in all other respects, and thereafter all rights, remedies and powers of the Pledgee shall, subject to any such determination and such doctrines, continue as though no such proceeding had been taken.

      4.08 Other Remedies. Pledgee shall not be obligated to pursue or exhaust any rights or remedies as against any other collateral securing the Obligations before pursuing or enforcing, any rights or remedies as against any of the Pledged Stock.

                           ARTICLE V

           Representations and Warranties of Pledgor

     5.01 The Pledgor Represents and Warrants That:

           (a) It has all requisite power and authority to enter into this Agreement, to pledge the Pledged Stock, and to carry out the transactions contemplated by this Agreement;

          (b) It is the legal and beneficial owner of all of the Pledged Stock;

           (c) The shares of the Pledged Stock constitute all of the issued and outstanding shares of AIP Tamarac, Inc. and AIP
Northview, Inc.

           (d) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except such as are granted hereunder;

           (e) The execution and delivery of this Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Pledgor or any of its property; and

           (f) Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon, and perfected security interest in, the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge, encumbrance or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.


                           ARTICLE VI

                      Covenants of Pledgor

     6.01 Negative Covenants. The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, it will not:

           (a) Except as provided in Section 7.12 below, sell, convey or otherwise dispose of any of the Pledged Stock, or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in, or with respect to, any of the Pledged Stock, or the proceeds thereof, other than that created hereby; or

           (b) Except with respect to Pledged Stock which has been released as provided in Section 7.12 below, consent to, or approve of, the issuance of any additional shares of the Pledged Stock; or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares.

     6.02 Affirmative Covenants. Pledgor hereby covenants, that, until all of the Obligations have been satisfied in full, it will, at its own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.


                          ARTICLE VII

                         Miscellaneous

     7.01 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not
invalidate  the  remaining  provisions  hereof,  and   any   such
prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.02 Amendments and Waivers; Rights Cumulative. None of the terms of provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing which is duly executed by the Pledgor and the Pledgee. No failure on the part of the Pledgee to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or the Subject Notes, Collateral Documents or Settlement Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by the Settlement Agreement or any Subject Notes or Collateral Documents or by law or in equity.

      7.03 Headings. Article, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      7.04  Notices.   Notices shall be given in accordance  with
Section 22.03 of the Settlement Agreement.

      7.05 Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

     7.06 Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as provided in the Settlement Agreement, and nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement.

      7.07 Termination; Survival of Certain Provisions. Promptly after satisfaction of all of Pledgor's Obligations, the Pledgee shall return, without recourse or warranty, to the Pledgor the Pledged Stock in which the Pledgee then has a security interest and release any documents filed of record. The waivers contained herein shall survive any reversion of the Pledged Stock to the Pledgor or termination of this Agreement.

      7.08 Applicable Law. This Agreement shall be governed by, and be construed in accordance with, the laws of the State of Texas without reference to principles of conflict of laws, except as required by mandatory provisions of law.

      7.09  Proceeds.   The security interests granted  hereunder
shall include proceeds of the Pledged Stock, whether such proceeds arise before or after the commencement of a case under any applicable bankruptcy law.

      7.10  Counterparts.   This Agreement  may  be  executed  in
separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      7.11 Further Assurances. The Pledgor will promptly execute and deliver any and all such further instruments and documents and take such further action the Pledgee reasonably deems necessary in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the UCC or any other applicable law in effect in any jurisdiction with respect to the liens granted hereby, and
(ii) the prompt correction of any defect which may hereafter be discovered in the execution, delivery and acknowledgment of this Agreement or the description of any Pledged Stock. The Pledgor also hereby authorizes the Pledgee to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law.

      7.12 Release. Pledgor shall be entitled to release of the Pledged Stock subject to and in accordance with the following provisions:

          a. At the time of the release no Event of Default has occurred.

           b. The instruments or documents evidencing such release shall be prepared at the cost of Pledgor and shall be in a form and substance reasonably satisfactory to Pledgee.

           c. Such other documentation and information relating to the transaction giving rise to the requested release requested by Pledgee in connection with such release shall be delivered to Pledgee.

           d. Pledgee shall have received full payment of the full applicable Release Price in cash or immediately available funds in accordance with the Settlement Agreement.

           e. Pledgor shall not be entitled to exercise the rights under this Section 7.12 with respect to less than One
Hundred Percent (100%) of either the AIP Tamarac, Inc. stock or the AIP Northview, Inc. stock.

      7.13 Limitation of Liability. Any obligation or liability of Pledgor under this Agreement shall not be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of its trust managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the date first above written.

                              AMERICAN INDUSTRIAL PROPERTIES REIT



                              By:/s/Charles Wolcott
                              Name:Charles W. Wolcott
                              Title:President and Chief Executive Officer


                              6220 North Beltline, Suite 205
                              Irving, Texas  75063-2656
                              (214)550-6037 (Fax)

                         MANUFACTURERS LIFE INSURANCE COMPANY



                              By:/s/Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President


                              200 Bloor Street East
                              Toronto, Ontario  M4W 1E5
                              (416) 926-5262 (Fax)

                    MANUFACTURERS LIFE INSURANCE COMPANY, U.S.A.



                              By:/s/Ray Britt
                              Name:Raymond L. Britt
                              Title:Vice President

                              200 Bloor Street East
                              Toronto, Ontario  M4W 1E5
                              (416) 926-5262 (Fax)

                           Exhibit A

0. 100 shares of $.01 par value common stock of AIP Tamarac, Inc., a Texas corporation, represented by Stock Certificate
Number 001, and representing all of the issued and outstanding common stock of such entity.

1. 100 shares of $.01 par value common stock of AIP Northview, Inc., a Texas corporation, represented by Stock Certificate
Number 001, and representing all of the issued and outstanding common stock of such entity.

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